SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               September 14, 1999
                Date of Report (Date of earliest event reported)



                          CREDENCE SYSTEMS CORPORATION
               (Exact name of registrant as specified in charter)



       Delaware                          0-22366               94-2878499
(State or other jurisdiction )    (Commission File Number)    (IRS Employer
    of incorporation)                                       Identification No.)




       215 Fourier Avenue, Fremont, California      94539
      (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code   (510) 657-7400



                                                         N/A
                          (Former name or former address,  if changed since last
report.)

Item 5.           Other Events

On September 14, 1999, the Registrant issued a press release announcing the appointment of Jon D. Tompkins to the Credence Systems Corporation Board of Directors.

Item 6.           Exhibits

A copy of the Registrant's press release announcing the appointment of Jon D. Tompkins to the Credence Systems Corporation Board of Directors is attached hereto as Exhibit 99.1 and incorporated herein by reference.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CREDENCE SYSTEMS CORPORATION
                                    (Registrant)

Date:  September 14, 1999             By  /s/ Dennis P. Wolf
                                      Name:    Dennis P. Wolf
                                      Title:   Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number


99.1     Press   Release   disseminated   September   14,  1999   regarding  the
         Registrant's announcement about the appointment of Jon D. Tompkins to the Credence Systems Corporation Board of Directors.

Credence Appoints KLA-Tencor's Jon Tompkins to its Board

Page 3





                                    - MORE -

FOR IMMEDIATE RELEASE
                                                                 News Release


Agency Contact:                             Company Contact:
Bruce Bedortha                              Connie Graybeal
The Loomis Group                            Credence Systems Corporation
415.882.9494 or 415.882.7209 fax            510.623.4774 or 510.623.2524 fax
E-mail: bruce@loomisgroup.com               E-mail: connie_graybeal@credence.com


              CREDENCE STRENGTHENS ITS BOARD OF DIRECTORS WITH THE
                    APPOINTMENT KLA-TENCOR'S JON D. TOMPKINS

         FREMONT, Calif., September 14, 1999 -- Credence Systems Corporation (Nasdaq: CMOS), a leading manufacturer of automatic test equipment (ATE) for the worldwide semiconductor industry, today announced the appointment of Jon D. Tompkins, 59, to its board of directors. The addition of Tompkins increases the size of Credence's board from five to six members and again teams Tompkins with Dr. Graham Siddall, Credence's president, chief executive officer and board member.
         According to Dr. William Howard, Credence's chairman of the board, Tompkins' extensive experience in growing companies is an important addition to Credence's board. "Jon's successful track record in internal product development and leadership in the merger of KLA Instruments and Tencor Instruments--the largest merger in the semiconductor equipment industry at the time--will be invaluable to Credence's plans for growth," noted Dr. Howard. "Jon's experience in the semiconductor capital equipment is a welcome addition to Credence's board as the company continues to grow."
         "I'm very pleased to join Credence's board at this important juncture in the company's business development," said Tompkins. "Credence's focus on economics brings to the back-end what KLA-Tencor brings to the front-end of the semiconductor capital equipment industry."
         Commenting on Tompkins' selection to the board, Dr. Siddall said, "Jon was an obvious choice. His first-hand knowledge in preparing companies to make difficult transitions in growth and product development will certainly strengthen Credence's board of directors."
         Tompkins has been with KLA-Tencor Corp. (Nasdaq:KLAC) and Tencor Instruments since 1991 variously as chairman, president and CEO and continues to serve as a board member of KLA-Tencor. Prior to Tencor Instruments, Tompkins served as president and CEO of Spectra-Physics, a leader in the commercial laser market. He serves on the corporate boards for Cymer, Inc.; Electro Scientific Industries, Inc.; and LogicVision, Inc.
         Tompkins holds a BSEE from the University of Washington and an MBA from Stanford University.

About Credence
         Credence  Systems  Corporation  is  a  leader  in  the  manufacture  of automatic test equipment (ATE) for the worldwide semiconductor industry. Credence offers a wide range of products with test capabilities for digital, mixed-signals, and memory semiconductors. Utilizing its patented CMOS technologies, Credence products are designed to meet the strict time-to-market and cost-of-ownership requirements of its customers.
         Headquartered in Fremont, California, the company maintains advanced production and design facilities in Hillsboro, Oregon. Credence, an ISO 9001 certified manufacturer, is listed on the Nasdaq National Market under the symbol CMOS. More information is available at http://www.credence.com.
                                  # # #
Credence and Credence Systems are trademarks of Credence Systems Corporation. Other trademarks that may be mentioned in this release are the intellectual property of their respective owners.